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                            BOND COLLATERAL AGREEMENT


                                     between


                            NORTHWESTERN CORPORATION


                                       and


                           CREDIT SUISSE FIRST BOSTON,
                    acting through its Cayman Islands Branch,
                               as Collateral Agent






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                          Dated as of February 10, 2003

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
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                                TABLE OF CONTENTS
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
ARTICLE I DEFINITIONS.................................................................1

    SECTION 1.1 Defined Terms.........................................................1
    SECTION 1.2 Additional Terms......................................................1

ARTICLE II COLLATERAL FIRST MORTGAGE BONDS............................................3

    SECTION 2.1 Form; Issuance and Delivery...........................................3
    SECTION 2.2 Property of Collateral Agent..........................................4
    SECTION 2.3 Loans and Collateral First Mortgage Bonds Constitute Same
                      Indebtedness Unless and Until Remedy Exercise Day Occurs;
                      Application of Payments.........................................4
    SECTION 2.4 Transfer Provisions and Restrictions..................................5
    SECTION 2.5 Registration Rights and Related Matters...............................5
    SECTION 2.6 Private Sales.........................................................7

ARTICLE III REPRESENTATIONS, WARRANTIES AND  COVENANTS OF THE COMPANY.................7

    SECTION 3.1 Name and Jurisdiction of Organization.................................7
    SECTION 3.2 Collateral First Mortgage Bonds; Related Matters......................7
    SECTION 3.3 Other Consents........................................................8
    SECTION 3.4 Change of Name, Jurisdiction of Organization or Location of Place of
                      Business........................................................8
    SECTION 3.5 Further Assurances....................................................8
    SECTION 3.6 Filing; No Further Security Interest..................................9
    SECTION 3.7 Filing or Recording of Supplemental Indentures........................9
    SECTION 3.8 Delivery of Notices...................................................9

ARTICLE IV RIGHT TO DISPOSE OF COLLATERAL FIRST MORTGAGE BONDS........................9

    SECTION 4.1 Right to Dispose of Collateral First Mortgage Bonds...................9
    SECTION 4.2 Reservation of Other Rights..........................................10
    SECTION 4.3 Subsequent Dispositions..............................................10

ARTICLE V COLLATERAL AGENT AND LENDERS...............................................10

    SECTION 5.1 Authority and Duties of Collateral Agent.............................10
    SECTION 5.2 Successor Collateral Agent...........................................11
    SECTION 5.3 Protections of Collateral Agent......................................11
    SECTION 5.4 Applicable Share Certificates........................................11
    SECTION 5.5 Private Placement Representations....................................11

ARTICLE VI MISCELLANEOUS.............................................................12

    SECTION 6.1 Indemnification, Expenses, Etc.......................................12
    SECTION 6.2 Obligations Absolute.................................................13
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                                TABLE OF CONTENTS
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
    SECTION 6.3 Remedies Cumulative; Delay Not Waiver................................13
    SECTION 6.4 Termination..........................................................14
    SECTION 6.5 Taxes 14
    SECTION 6.6 Amendments, Etc......................................................15
    SECTION 6.7 Address for Notices..................................................15
    SECTION 6.8 Severability.........................................................15
    SECTION 6.9 Survival of Provisions...............................................15
    SECTION 6.10 Binding Agreement...................................................15
    SECTION 6.11 Headings............................................................15
    SECTION 6.12 GOVERNING LAW.......................................................15
    SECTION 6.13 WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION....................16
    SECTION 6.14 Third Party Rights..................................................16
    SECTION 6.15 Integration.........................................................16
    SECTION 6.16 Execution in Counterparts...........................................16
    SECTION 6.17 Conflict with Other Documents.......................................16
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                                       ii


               BOND COLLATERAL AGREEMENT, dated as of February 10, 2003 (this "Agreement"), between NORTHWESTERN CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent") for the benefit of the Lenders (as defined below).

                              W I T N E S S E T H:
                               -------------------

               WHEREAS, the Company has entered into the Credit Agreement, dated as of  December  17,  2002 (as  amended,  restated,  supplemented  or  otherwise modified  from  time to  time,  the  "Credit  Agreement"),  with  the  financial institutions from time to time parties thereto (each, a "Lender" and, collectively, the "Lenders") and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent for the Lenders (the "Administrative Agent");

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Company, in accordance with the terms and conditions set forth therein and, pursuant to Article 8 of the Credit Agreement, have designated and appointed Credit Suisse First Boston, acting through its Cayman Islands Branch, as Collateral Agent; and

               WHEREAS, as conditions to the making of the Loans under the Credit Agreement, the Company is required (i) to issue and deliver to the Collateral Agent, as security for the Obligations, the Collateral First Mortgage Bonds (such terms and all other capitalized terms used in these recitals but not defined in these recitals having the meanings stated or ascribed in Article I hereof), and (ii) to execute and deliver this Agreement.

                                A G R E E M E N T
                                -----------------

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.1 Defined Terms. For all purposes of this Agreement, capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement or the Collateral First Mortgage Bonds (or the Supplemental Indentures relating thereto).

               SECTION 1.2 Additional Terms. In addition, the following terms have the meaning hereafter specified:

               "Acceleration   Day"  means  the  day  on  which  the  Loans  are
        accelerated in accordance with the Credit Agreement.

               "Administrative Agent" has the meaning given in the recitals to this Agreement.

               "Agreement" has the meaning given in the introductory paragraph to this Agreement.

               "Collateral Agent" has the meaning given in the introductory paragraph to this Agreement.

               "Collateral  First  Mortgage  Bonds"  means,  collectively,   the
        Montana First Mortgage Bonds and the South Dakota First Mortgage Bonds.

               "Collateral First Mortgage Bondowner Rights" has the meaning given in Section 2.2 of this Agreement.

               "Company" has the meaning given in the introductory paragraph to this Agreement.

               "Credit Agreement" has the meaning given in the recitals to this Agreement.

               "Indentures" means, collectively, the Montana First Mortgage Indenture and the South Dakota First Mortgage Indenture.

               "Lenders"   has  the  meaning  given  in  the  recitals  to  this
        Agreement.

               "Montana First Mortgage Bonds" means the First Mortgage Bonds, Credit Agreement (2002) Series, due 2006, authenticated and delivered under the Montana First Mortgage Indenture.

               "Montana First Mortgage Indenture" means the Mortgage and Deed of Trust dated as of October 1, 1945 from the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor thereunder to The Montana Power Company) to the trustees named therein, as supplemented and amended, including by the Montana Supplemental Indenture.

               "Montana Supplemental Indenture" means the Twenty-third Supplemental Indenture, dated as of February 1, 2003, to the Montana First Mortgage Indenture amending and supplementing the same, among other things, to provide for the issuance and terms of the Montana First Mortgage Bonds.

               "Obligations" means the unpaid principal of and interest on the Loans (including, without limitation, interest accruing after the maturity of the Loans, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to


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        the Company,  whether or not a claim for  post-filing  or  post-petition interest is allowed in such proceeding and, to the extent permitted by law, interest on interest) payable in accordance with the Credit Agreement (and, if applicable, evidenced by the Notes).

               "Permitted Sale" has the meaning given in Section 2.5(b) of this Agreement.

               "Remedy Exercise Day" means the day (on or after the Acceleration
        Day) on which all (but not less than all) of the Collateral First Mortgage Bonds are transferred by the Collateral Agent to or upon the order of the Lenders in full satisfaction and discharge of the Loans and Obligations pursuant to Section 4.1 hereof.

               "Securities Act" has the meaning given in Section 2.5(b) of this Agreement.

               "Security Interest" means the security interest granted or purported to be granted by the Company pursuant to the final sentence of
        Section 2.2 of this Agreement.

               "South Dakota First Mortgage Bonds" means the New Mortgage Bonds, Credit Agreement (2002) Series, due 2006, authenticated and delivered under the South Dakota First Mortgage Indenture.

               "South Dakota First Mortgage Indenture" means the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 between the Company and The Chase Manhattan Bank (National Association) (JPMorgan Chase Bank, as successor), as trustee, as supplemented and amended, including by the South Dakota Supplemental Indenture.

               "South Dakota Supplemental Indenture" means the Supplemental Indenture, dated as of February 1, 2003, to the South Dakota First Mortgage Indenture amending and supplementing the same, among other things, to provide for the issuance and terms of the South Dakota First Mortgage Bonds.

               "Supplemental  Indentures"  means,   collectively,   the  Montana
        Supplemental Indenture and the South Dakota Supplemental Indenture.



                                   ARTICLE II

                         COLLATERAL FIRST MORTGAGE BONDS


               SECTION 2.1 Form; Issuance and Delivery. (a) Each Collateral First Mortgage Bond shall be in substantially the form set forth in or attached as an exhibit to the relevant Supplemental Indenture, in each case with such appropriate insertions,


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


omissions, substitutions and other variations as are required or permitted by the relevant Indenture and the Credit Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable law or the terms and provisions of the relevant Indenture.

      (a) Simultaneously with the execution and delivery of this Agreement, the Company shall issue and deliver the Collateral First Mortgage Bonds to the Collateral Agent for the ratable benefit of the Lenders, as security for the prompt and full payment by the Company of, and to further evidence, the Obligations. The Collateral First Mortgage Bonds shall be registered in the name of the Collateral Agent and shall be held by the Collateral Agent for the ratable benefit of the Lenders.

               SECTION 2.2 Property of Collateral Agent. Upon issuance and delivery to the Collateral Agent of the Collateral First Mortgage Bonds: (i) the Company shall not be, or be deemed to be, the owner of the Collateral First Mortgage Bonds; (ii) the Company shall not have, and shall not be deemed to have, any right, title or interest in, to or under the Collateral First Mortgage Bonds (other than as the payor and obligor thereunder); (iii) the Collateral Agent (or any transferee in accordance with the terms hereof) shall be and shall have all of the rights and interests of a registered owner of each Collateral First Mortgage Bond under the Indenture relating thereto, including, without limitation, (x) the right to vote, consent or take any other action (including, without limitation, to issue instructions and make requests for action) which may be taken by a registered owner of such Collateral First Mortgage Bond under such Indenture, and (y) the right to collect all amounts payable to such registered owner under such Indenture (all such rights described in this clause
(iii) being referred to, collectively, as the "Collateral First Mortgage Bondowner Rights"); and (iv) the Collateral First Mortgage Bonds shall not be considered the property of the Company or the Company's estate in the event the Company becomes the subject of a proceeding or action under any applicable domestic or foreign bankruptcy, insolvency, reorganization or similar law. If, notwithstanding the foregoing, the Company shall be deemed to have any right, title or interest in, to or under any Collateral First Mortgage Bond (other than as the payor and obligor thereunder), the Company hereby pledges such right, title and interest (and all proceeds thereof) to the Collateral Agent for the ratable benefit of the Lenders and hereby grants a security interest in such right, title and interest (and all proceeds thereof) to the Collateral Agent for the ratable benefit of the Lenders, in each case, as security for the Obligations.

               SECTION 2.3 Loans and Collateral First Mortgage Bonds Constitute Same Indebtedness Unless and Until Remedy Exercise Day Occurs; Application of Payments. At all times prior to the Remedy Exercise Day (and by reason of the terms and provisions of the Collateral First Mortgage Bonds and the Supplemental Indentures, including, without limitation, the principal of and interest on the Collateral First Mortgage Bonds being determined by reference to the principal of and interest on the Loans and the satisfaction of obligations of the Company to make payments of principal of and interest on the Collateral First Mortgage Bonds which results from payments made by the Company of principal of and interest on the Loans), the Loans and the Collateral First Mortgage Bonds shall be and constitute the same indebtedness of the Company and, in respect of all of the Loans and all of the Collateral First Mortgage Bonds, the

Company shall not be obligated to make principal payments that exceed $390,000,000 in the aggregate (or to pay interest on a principal amount that exceeds $390,000,000 in the aggregate). If, at any time prior to the Remedy Exercise Day, the Collateral Agent receives payments or other distributions of moneys under an Indenture and, in accordance with such Indenture, such payments or other distributions are to be applied or to be deemed to be applied to the payment or reduction of the principal of or the interest on the Collateral First Mortgage Bonds issued under such Indenture, there shall be deemed to have been paid or reduced an equal amount of the principal of or the interest on the Loans. If (but only if) the Remedy Exercise Day shall have occurred, then, on and as of the Remedy Exercise Day, (i) the Loans and Obligations shall be deemed satisfied and discharged in full in accordance with Section 4.1 hereof (without any further liability on the part of the Company therefor), and (ii) the Collateral First Mortgage Bonds shall constitute separate and independent indebtedness of the Company governed by the terms thereof and of the Indentures (without any further reference to the Credit Agreement).

               SECTION 2.4 Transfer Provisions and Restrictions. (a) The Loans (as evidenced by the Notes) may be assigned (and thereby transferred) by the Lenders to Assignees subject to and in accordance with Section 9.6 of the Credit Agreement. Following any such assignment to an Assignee, such Assignee (as a Lender) shall be entitled to the benefits afforded by the Collateral First
Mortgage Bonds to the Loans so assigned on the terms and subject to the conditions of this Agreement (but shall not be entitled, by virtue solely of such assignment, to the transfer of any portion of the Collateral First Mortgage Bonds to such Assignee).

      (b) The Collateral Agent hereby expressly acknowledges and agrees to the restrictions on transfer of the Collateral First Mortgage Bonds contained in the Collateral First Mortgage Bonds and the Supplemental Indentures. The Collateral Agent hereby further agrees that, except for (i) any transfer in accordance with such restrictions on transfer, or (ii) in connection with the surrender of the Collateral First Mortgage Bonds pursuant to Section 6.4 hereof, the Collateral Agent shall not sell, assign, transfer, pledge, mortgage or otherwise encumber or dispose of any Collateral First Mortgage Bond or any interest therein; and, subject to such exceptions, the Collateral Agent (or a custodian acting on behalf of the Collateral Agent pursuant to a written agreement apprising such custodian of, and obligating such custodian to observe (to the extent applicable), this Agreement) shall at all times maintain physical possession of the Collateral First Mortgage Bonds until the same are paid or deemed to have been paid or otherwise satisfied and discharged as provided in this Agreement, the Collateral First Mortgage Bonds and/or the Indentures.

               SECTION 2.5 Registration Rights and Related Matters. (a) The Collateral Agent and the Lenders (or any purchaser from, or other successor to, any Lender with respect to any Collateral First Mortgage Bonds) shall have the right to sell or otherwise dispose of any or all of the Collateral First Mortgage Bonds, so long as (i) any such sale or other disposition occurs on or after the Acceleration Day, and (ii) prior to (or simultaneously with) any such sale or other disposition, the Remedy Exercise Day has occurred (or occurs) and the Loans and the Obligations have been (or are) satisfied and discharged in full in accordance with Section 4.1 hereof (without any further liability on


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


the part of the Company therefor). For the avoidance of doubt, it is expressly stated that (x) on the Remedy Exercise Day, one or more Lenders may become registered owners of the Collateral First Mortgage Bonds (and thereafter such Lender or Lenders may sell or otherwise dispose of such Collateral First Mortgage Bonds), and/or (y) on the Remedy Exercise Day, one or more Persons that are purchasers from the Collateral Agent or one or more Lenders may become registered owners of the Collateral First Mortgage Bonds (thereby obviating the necessity for any subsequent sale of such Collateral First Mortgage Bonds by such Lender or Lenders).

      (b) If, in connection with any sale or transfer by the Collateral Agent or any Lender (or any purchaser from, or other successor to, any Lender with respect to any Collateral First Mortgage Bonds) that is permitted pursuant to
Section 2.5(a) hereof (a "Permitted Sale"), the Collateral Agent or such Lender (or purchaser) requests, by written notice to the Company, that such Collateral First Mortgage Bonds be registered under the Securities Act of 1933, as amended (together with any successor statute thereto, the "Securities Act") (such written request to generally describe such Permitted Sale and the intended method of disposition contemplated for such Permitted Sale), the Company, at the Company's costs and expense, shall as soon as practicable:

               (I) cause a registration statement with respect to such Collateral First Mortgage Bonds (A) to become effective so as to permit such Permitted Sale in accordance with the intended method of disposition of such Collateral First Mortgage Bonds contemplated by such Permitted Sale, and (B) to remain effective until the earlier of the expiration of two (2) years from the effective date thereof or the disposition of such Collateral First Mortgage Bonds pursuant thereto (referred to in the proviso to this Section 2.5(b) as "to effect registration" or words similar thereto);

               (II) register or qualify such Collateral First Mortgage Bonds covered by such registration statement under all applicable "blue sky" and other state securities laws and keep such registration or qualification in effect for so long as such registration statement remains in effect;

               (III) cause such Collateral First Mortgage Bonds covered by such registration statement to be registered with or approved by such other Governmental Authorities having jurisdiction with respect to the Company and/or such Collateral First Mortgage Bonds as may be reasonably necessary to permit such Permitted Sale in accordance with the intended method of disposition of such Collateral First Mortgage Bonds contemplated by such Permitted Sale;

               (IV) comply with all applicable rules and regulations of the Securities and Exchange Commission relating to or arising out of such registration statement, including, without limitation, qualifying the Indentures under the Trust Indenture Act of 1939, as amended, and to make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

               (V) take such other actions as the Collateral Agent or such Lender shall reasonably request in order to expedite or facilitate the disposition of such Collateral First Mortgage Bonds pursuant to and as contemplated by such registration statement;

provided, however, that the Company shall not be required to effect any registration pursuant to this Section 2.5 if (i) such registration shall not have been requested or approved by Lenders (or any purchaser from, or other successor to, any Lender with respect to any Collateral First Mortgage Bonds) for whom an aggregate principal amount of at least $95 million of the Collateral First Mortgage Bonds are held or owned, or (ii) more than two (2) years shall have elapsed subsequent to the Remedy Exercise Day.

               SECTION 2.6 Private Sales. The Company and the Collateral Agent hereby acknowledge and agree that: (a) the Collateral Agent and/or the Lenders (or any purchaser from, or other successor to, any Lender with respect to any Collateral First Mortgage Bonds) may effect any Permitted Sale in a transaction exempt from registration under the Securities Act; (b) such Permitted Sale in such transaction will be deemed to have been made in a commercially reasonable manner; and (c) although such Permitted Sale in such transaction may result in prices and terms less favorable than if such Permitted Sale were a public offering, neither that fact nor any other fact, event or circumstance shall result in (x) the Obligations not being satisfied and discharged in full in accordance with Section 4.1 hereof or the Company being liable for any deficiency between the proceeds of such Permitted Sale and the Obligations previously payable to such Lender, or (y) any claim by the Company against the Collateral Agent or any Lender.



                                  ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE COMPANY

The  Company  represents,   warrants  and  covenants,   which   representations,
warranties and covenants shall survive execution and delivery of this Agreement, as follows:

               SECTION 3.1 Name and Jurisdiction of Organization. The Company's name, within the meaning of Section 9-503(a) of the Uniform Commercial Code as in effect in the State of New York, is NorthWestern Corporation. The Company is a corporation organized solely under the laws of the State of Delaware and no other state or jurisdiction, and, pursuant to applicable law, such State must maintain a public record showing the Company to have been so organized. The Company's organizational identification number in the State of Delaware is 0161208.

               SECTION 3.2 Collateral First Mortgage Bonds; Related Matters. (a) The Collateral First Mortgage Bonds have been validly authorized, executed, issued, authenticated and delivered to the Collateral Agent and registered in its name as


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


Collateral Agent. All First Mortgage Approvals have been obtained and are in full force and effect. The Supplemental Indentures have been validly authorized, executed and delivered.

      (b) No consent of any other Person and no authorization, approval, or other action by, or notice to or filing with, any Person or Governmental Authority of any jurisdiction is required (i) for the execution, delivery or performance of this Agreement by the Company, (ii) for the issuance of the Collateral First Mortgage Bonds, (iii) for the exercise by the Collateral Agent of any Collateral First Mortgage Bondowner Right, or (iv) for the exercise by the Collateral Agent or any Lender of any other right, power or remedy provided for in this Agreement or the relevant Indenture other than (x) the First Mortgage Approvals, which have been duly obtained and are in full force and effect, or (y) in the case of a Permitted Sale of the Collateral First Mortgage Bonds as contemplated pursuant to Section 2.5(a) hereof, any Federal or State securities law registrations, qualifications or filings and any other registrations and approvals of other Governmental Authorities in connection therewith as described in Section 2.5(b) hereof.

               SECTION 3.3 Other Consents. The Company shall promptly obtain such other consents, authorizations, and approvals, and obtain such other actions by, and provide such notices to or make such filings with, any Governmental Authority of any jurisdiction as may be, in the reasonable judgment of the Collateral Agent, necessary after the date of the execution and delivery of this Agreement for the exercise by the Collateral Agent of any Collateral First Mortgage Bondowner Right or, subject to Sections 2.5 and 4.1 hereof, any other right, power or remedy provided for in this Agreement or the relevant Indenture.

               SECTION 3.4 Change of Name, Jurisdiction of Organization or Location of Place of Business. The Company will not change its name or jurisdiction of organization or the location of its principal place of business or its chief executive office without, in any such case, giving at least thirty
(30) days' prior written notice thereof to the Collateral Agent; and, in connection with any such change, the Company will promptly and at its own expense execute and deliver and/or file or record such instruments and documents as the Collateral Agent may reasonably require to protect and/or to maintain its interests hereunder and in the Collateral First Mortgage Bonds.

               SECTION 3.5 Further Assurances. The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver and/or file or record all further instruments and documents, provide further information, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to carry out more effectively the intent and purpose of this Agreement (including, without limitation, to establish, maintain and protect the Security Interest and to enable the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder in accordance with the terms hereof). The Company hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to the Security Interest without the signature of the Company where permitted by applicable law. The Company shall, promptly upon the reasonable request of the Collateral Agent, provide to the Collateral Agent such information as the Collateral Agent may reasonably request concerning the receipt and application of any payments made under or pursuant to the Collateral First Mortgage Bonds or the Indentures.

               SECTION 3.6 Filing; No Further Security Interest. The Company has not and will not authorize the filing of any financing statement or other instrument similar in effect covering all or any part of the collateral in which the Security Interest is granted hereunder, except such as have been or may be filed in favor of the Collateral Agent; and the Company has not granted, and will not assign, grant, or convey any other security interest or lien in or hypothecate all or any part of its interest therein.

               SECTION 3.7 Filing or Recording of Supplemental Indentures. Each Supplemental Indenture shall be duly filed and/or recorded in accordance with the requirements of the relevant Indenture, and all fees or taxes in connection therewith shall be promptly paid by the Company.

               SECTION 3.8 Delivery of Notices. For so long as the Collateral Agent is the registered owner of all of the Collateral First Mortgage Bonds, the Company covenants to deliver to the Collateral Agent, concurrently with the delivery thereof or promptly after receipt thereof, copies of all notices to the Company or any trustee under the Indentures.



                                   ARTICLE IV

                               RIGHT TO DISPOSE OF
                         COLLATERAL FIRST MORTGAGE BONDS

               SECTION 4.1 Right to Dispose of Collateral First Mortgage Bonds. The Collateral Agent shall have the right, on or after the Acceleration Day, and at the direction of Lenders having Loans representing sixty-six and two-thirds percent (66 2/3%) of all Loans then outstanding (it being understood that such right shall be exercisable by the Collateral Agent in the sole discretion of such Lenders), to transfer to, or upon the order of the Lenders (whether in connection with the sale or other disposition by one or more of the Lenders of the Collateral First Mortgage Bonds or otherwise) all (but not less than all) of the Collateral First Mortgage Bonds in full satisfaction and discharge of the Loans and the Obligations (any other right of the Collateral Agent, as a secured party, under applicable law to sell or otherwise dispose of the Collateral First Mortgage Bonds being expressly waived). Upon such transfer (on or after the Acceleration Day), and without the necessity for any further action or writing on the part of any Person, (i) the Loans, the Notes and the Obligations shall be, and shall be deemed and construed to be, satisfied and discharged in full, and (ii) this Agreement (including the Security Interest and the covenants of the Company hereunder) shall terminate, except as to those provisions that expressly survive termination of this Agreement.

               SECTION 4.2  Reservation  of Other Rights.  Nothing  contained in
Section 4.1 hereof shall, or shall be deemed or construed to, alter, limit or restrict (i) the right of the Collateral Agent (prior to any transfer of the Collateral First Mortgage Bonds on the Remedy Exercise Day) or the right of the Lender or any other Person (on or after such transfer of the Collateral First
Mortgage Bonds on the Remedy Exercise Day) to exercise any Collateral First Mortgage Bondowner Rights, (ii) the right of the Collateral Agent or any Lender (or any purchaser from, or other successor to, any Lender with respect to any Collateral First Mortgage Bonds) to cause a Permitted Sale (or, in such connection, to exercise its rights under Section 2.5(b) hereof)), or (iii) the right of the Administrative Agent, the Collateral Agent or any Lender to exercise any other right, power or remedy (other than any right, power or remedy to cause the sale or other disposition of Collateral First Mortgage Bonds (excluding any transfer under Section 5.2 or 6.4 hereof)) that is available to it under the Credit Agreement or any other Loan Document or at law or in equity by reason of the occurrence and continuance of any Event of Default.

               SECTION 4.3 Subsequent Dispositions. The Company shall not be liable for any deficiency between the amount of the proceeds of any sale or other disposition (or deemed sale or other disposition) of the Collateral First Mortgage Bonds on or after the Remedy Exercise Day and the aggregate amount of the Obligations (and any right of the Collateral Agent or any Lender to any such deficiency is hereby waived).

                                   ARTICLE V

                          COLLATERAL AGENT AND LENDERS

               SECTION 5.1 Authority and Duties of Collateral Agent. The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by it or the exercise or non-exercise by it of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as an agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Company nor any Person (including, without limitation, any trustee under either Indenture) shall be under any obligation, or entitlement, to make any inquiry respecting such authority or shall incur any liability for or by reason of not making any inquiry respecting such authority. The powers conferred on the Collateral Agent hereunder or as registered owner of the Collateral First Mortgage Bonds under the Indentures shall not impose any duty upon it to exercise any such powers. Solely as between the Lenders and the Collateral Agent (and subject to the next succeeding sentence), the Collateral Agent shall exercise Collateral First Mortgage Bondowner Rights as shall be reasonably directed by the Required Lenders; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking any such action as it shall deem advisable in the best interests of the Lenders. The Collateral Agent shall be fully justified in failing or refusing to take any action or exercising any power under this

Agreement or as registered owner of the Collateral First Mortgage Bonds unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action or exercising such power. Except for the exercise of reasonable care (the cost and expense of which shall be for the Company's account payable upon demand) with respect to the custody of the Collateral First Mortgage Bonds in its actual possession, the Collateral Agent shall have no duty as to any first mortgage bonds or other collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any first mortgage bonds or other collateral and no such duties shall be implied as arising hereunder. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral First Mortgage Bonds in its possession if such Collateral First Mortgage Bonds are accorded treatment substantially equal to that which it accords its own property.

               SECTION 5.2 Successor Collateral Agent. Upon the appointment of any successor Administrative Agent pursuant to and in accordance with Section
8.9 of the Credit Agreement (including, if applicable in accordance therewith, the consent of the Company) and the transfer to such successor Collateral Agent of the Collateral First Mortgage Bonds, such successor Administrative Agent shall succeed to the rights, powers and duties of the Collateral Agent under this Agreement and, other than rights to indemnification and recovery of expenses under Section 6.1, the former Collateral Agent's rights, powers and duties as Collateral Agent under this Agreement shall be terminated, without any other or further act on the part of any Person.

               SECTION 5.3 Protections of Collateral Agent. With respect to its rights, powers and duties hereunder, the Collateral Agent has all of the exculpations, protections and indemnities as are provided to it in the Credit Agreement.

               SECTION 5.4 Applicable Share Certificates. The Collateral Agent shall furnish to each of the Corporate Trustee under the Montana First Mortgage Indenture and the Trustee under the South Dakota First Mortgage Indenture (with a copy to the Company) promptly after any change in the Applicable Share (as defined in the Supplemental Indenture forming part of such Indenture), an Applicable Share Certificate (as defined in such Supplemental Indenture), signed by a person purporting to be the Collateral Agent's duly authorized officer, and setting forth the information recited in the Supplemental Indenture forming part of such Indenture to be set forth in an Applicable Share Certificate.

               SECTION 5.5 Private Placement Representations. Each Lender is deemed, upon the making by such Lender of a Loan, to represent and warrant as follows (it being understood that any such representation or warranty relates to such Lender with respect to itself only):

      (a) The Collateral Agent is acquiring Collateral First Mortgage Bonds for the account of such Lender and not with a view on the part of such Lender to, or for resale in connection with, any distribution thereof. Each Lender understands that the Collateral

First Mortgage Bonds have not been registered under the Securities Act and that specific exemption from the registration provisions of the Securities Act depends upon, among other things, the bona fide nature of the investment intent of the Lenders as described herein.

      (b) Each Lender is familiar with the business of the Company, has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has had the opportunity to obtain such information about the Company's business, management and financial affairs as it has requested.

      (c) Each Lender has knowledge and experience in financial and business matters relating to an investment in securities of the Company, is capable of evaluating the merits and risks of such an investment, is able to bear the economic risk of such an investment for an indefinite period of time, and is a "qualified institutional buyer" within the meaning of Rule 144A or an "accredited investor" within the meaning of Rule 501(a), in either case, promulgated by the Securities and Exchange Commission under the Securities Act.



                                   ARTICLE VI

                                  MISCELLANEOUS

               SECTION  6.1  Indemnification,  Expenses,  Etc..  (a) The Company
agrees that it shall indemnify and defend the Collateral Agent and each of the Lenders, and each of their respective officers, directors, employees, agents, professional advisors and Affiliates (each an "Indemnified Person", and together, "Indemnified Persons"), and hold each of them harmless from and against any and all costs, claims, losses, expenses, and liabilities (including reasonable attorneys' fees and disbursements) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement or any document prepared in connection therewith) or the interests created hereby, except, in the case of any Indemnified Person, to the extent, such claims, losses, expenses or liabilities are determined, pursuant to a judgment by a court of competent jurisdiction that has become final to be the result of such Indemnified Person's gross negligence or willful misconduct. No Indemnified Person shall be liable for any special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated by this Agreement, including, without limitation, any act, omission or event occurring in connection herewith.

      (b) All reasonable costs, expenses, charges and fees (including reasonable attorneys' fees and disbursements) paid or incurred by the Collateral Agent in connection with:

            (i) the administration of this Agreement or the exercise of any of the rights, remedies or powers granted to the Collateral Agent or the Lenders hereunder;

            (ii) the custody of the Collateral First Mortgage Bonds or the exercise on or prior to the Remedy Exercise Day of any Collateral First Mortgage Bondowner Rights;

            (iii) the perfection, maintenance, protection or enforcement (whether through negotiations, legal proceedings or otherwise and including, without limitation, in connection with any bankruptcy or insolvency proceedings involving the Company) of any of the rights of the Collateral Agent or the Lenders hereunder; or

            (iv) the failure by the Company to perform or observe any of the provisions hereof,

shall be for the account of the Company, and the Company undertakes promptly on demand, and in any case, within five (5) Business Days following such demand, to pay the same or, as the case may be, to reimburse the Collateral Agent and/or its agents, representatives, successors and assigns, as the case may be, for any monies paid by it with interest thereon at the rate of interest most recently announced by the Collateral Agent as its prime rate in effect at its principal office in New York City plus interest calculated at the applicable rate on overdue amounts as set forth in Section 2.9(c) of the Credit Agreement, from the date the same shall have been paid by the Collateral Agent and/or its agents, representatives, successors and assigns until actually paid by the Company.

               SECTION 6.2 Obligations Absolute. The obligations of the Company under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Credit Agreement or any other Loan Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; or (c) any invalidity, irregularity or unenforceability of all or part of the Obligations.

               SECTION 6.3 Remedies Cumulative; Delay Not Waiver. (a) Remedies Cumulative. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other applicable document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. Except as otherwise expressly provided herein, the rights, powers and remedies herein expressly provided, or available at law or in equity, are cumulative and not exclusive of any rights, powers or remedies which the Collateral Agent would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

      (b) No Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to the Collateral Agent upon the occurrence of any breach or default of the Company under this Agreement or any other Loan Document shall impair any such right, power or remedy of the Collateral Agent, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Loan Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Collateral Agent of any breach or default under this Agreement, or any waiver on the part of the Lenders or of the Collateral Agent of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. Each and every default by the Company hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

               SECTION 6.4 Termination. This Agreement (including, without limitation, the Security Interest and the covenants of the Company hereunder) shall terminate on the earlier of (i) the indefeasible payment in full of the Loans and the Obligations or (ii) the Remedy Exercise Day. In connection with the termination of this Agreement, the Collateral Agent, at the request and expense of the Company, shall promptly execute and deliver to the Company, and authorize the filing or recording of, such instruments and documents (including, without limitation, Uniform Commercial Code termination statements and other terminations and releases) as may be reasonably requested by the Company to acknowledge and evidence such termination and the related satisfaction and discharge of the Loans and the Obligations. In addition, if this Agreement terminates upon the indefeasible payment in full of the Obligations (without the occurrence of the Remedy Exercise Day), the Collateral Agent shall surrender each Collateral First Mortgage Bond to the Company (or, if so requested by the Company, to the Corporate Trustee under the Montana First Mortgage Indenture or the Trustee under the South Dakota First Mortgage Indenture) for cancellation. If this Agreement shall be terminated or revoked by operation of law, the Company shall indemnify and save the Collateral Agent and the other Indemnified Persons harmless from any loss which may be suffered or incurred by the Collateral Agent and the other Indemnified Persons in acting hereunder prior to the receipt by the Collateral Agent, its successors of notice of such termination or revocation.

               SECTION 6.5 Taxes. The Company agrees to pay, and indemnify and hold harmless the Collateral Agent and the Lenders from, any and all present or future stamp, documentary, excise, sales or other taxes or charges, any and all recording and filing fees, and any and all liabilities with respect thereto, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or payment under, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement.

               SECTION 6.6 Amendments, Etc. This Agreement may be amended only by an instrument in writing signed by each of the parties hereto, in accordance with Section 9.1 of the Credit Agreement.

               SECTION 6.7 Address for Notices. All notices and other communications hereunder shall be given (in the manner specified in the Credit
Agreement) to the parties hereto at the addresses specified under their respective names on the signature pages hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party.

               SECTION 6.8 Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

               SECTION 6.9 Survival of Provisions. Sections 2.2 (but only the first sentence thereof), 2.5, 2.6, and 3.5 of this Agreement shall survive the satisfaction and discharge of the Obligations in connection with the Remedy Exercise Day and the related termination of this Agreement. Sections 5.3, 6.1, 6.3, 6.4, 6.5, 6.12 and 6.13 of this Agreement shall survive any payment or cancellation of the Obligations, the occurrence of the Remedy Exercise Day and any termination of this Agreement.

               SECTION 6.10 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Lenders and their respective successors and permitted assigns. Neither party to this Agreement may assign or transfer any of its rights or obligations hereunder to any other Person without the prior written consent of the other party to this Agreement (except for any transfer by the Collateral Agent to a successor Collateral Agent), and any purported assignment or transfer in violation of this provision shall be void.

               SECTION 6.11 Headings. The headings of the various articles, sections and paragraphs of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

               SECTION 6.12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

               SECTION 6.13 WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

THE COMPANY AGREES THAT ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST THE COMPANY OR WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AS THE COLLATERAL AGENT MAY ELECT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO BRING LEGAL ACTION OR PROCEEDINGS IN ANY OTHER COMPETENT JURISDICTION. THE COMPANY HEREBY WAIVES ANY RIGHT TO STAY OR DISMISS ANY ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS AGREEMENT BROUGHT BEFORE THE FOREGOING COURTS ON THE BASIS OF FORUM NON CONVENIENS.

               SECTION 6.14 Third Party Rights. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than the Company, the Collateral Agent and the Lenders, any security, rights, remedies or claims, legal or equitable, under or by reason hereof or any covenant or condition hereof; and this Agreement and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of the Company, the Collateral Agent and the Lenders.

               SECTION 6.15 Integration. This Agreement, the Credit Agreement and the other Loan Documents represent the agreement of the Company the Collateral Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Company, the Collateral Agent and the Lenders relative to the subject matter hereof and thereof not expressly set forth or referred to herein, in the Credit Agreement or in the other Loan Documents.

               SECTION 6.16 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 6.17 Conflict with Other Documents. In the event of any conflict or inconsistency between this Agreement (or any provision hereof) and any other agreement now existing or hereafter entered into and relating to the transactions contemplated hereby (other than an amendment hereto), the terms of this Agreement shall in all respects prevail and govern.

                           [Signature page to follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.



                                      NORTHWESTERN CORPORATION


                                      By:  /s/ Kipp D. Orme
                                           ----------------------
                                      Name:  Kipp D. Orme
                                      Title: Vice President and Chief
                                             Financial Officer

                                      Address for notice:

                                      125 South Dakota Avenue, Suite 1100
                                      Sioux Falls, South Dakota 57104-6403
                                      Attention: Chief Financial Officer
                                      Telephone: (605) 978-2908
                                      Telecopier: (605) 978-2910

                                      CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, not in its individual capacity, but solely as Collateral Agent


                                      By:  /s/ S. William Fox
                                           ----------------------
                                      Name:  S. William Fox
                                      Title: Director


                                      By:  /s/ Brian Caldwell
                                           ----------------------
                                      Name:  Brian Caldwell
                                      Title: Director

                                      Address for notice:

                                      Eleven Madison Avenue
                                      New York, New York 10010-3629
                                      Attention: Rob Loh
                                      Telephone: (212) 538-1690
                                      Telecopier: (212) 325-8304